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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): October 29, 2002

                        COMDISCO HOLDING COMPANY, INC.
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            (Exact name of registrant as specified in its charter)

        DELAWARE                      000-499-68                   54-2066534
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(State or other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

        6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                    60018
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(Address of principal executive offices)                           (Zip Code)

(Registrant's telephone number, including area code)    (847) 698-3000
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On October 29, 2002, Comdisco Holding Company, Inc. issued a press release, a copy of which is hereby incorporated by reference and attached hereto as Exhibit 99.1, announcing the mandatory partial redemption of $65 million of the outstanding principal amount of its 11% Subordinated Secured Notes due 2005 (the "Subordinated Notes"). The redemption of the Subordinated Notes is anticipated to occur on November 14, 2002.


Item 7.  Financial Statements and Exhibits.

Exhibit No.       Description
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     99.1         Press release of Comdisco Holding Company, Inc., dated
                  October 29, 2002


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                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COMDISCO HOLDING COMPANY, INC.


Dated: October 30, 2002                By: /s/ Robert E. T. Lackey
                                           --------------------------------
                                       Name:   Robert E. T. Lackey
                                       Title:  Executive Vice President, Chief
                                               Legal Officer and Secretary


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                                EXHIBIT INDEX

Exhibit No.       Description
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     99.1         Press release of Comdisco Holding Company, Inc., dated
                  October 29, 2002